                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 28, 2002



                                PerkinElmer, Inc.

               (Exact Name of Registrant as Specified in Charter)


Delaware                            1-5075                 04-2052042
(State or Other Jurisdiction      (Commission           (IRS Employer
of Incorporation)                 File Number)        Identification No.)


       45 William Street, Wellesley, Massachusetts              02481
        (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (781) 237-5100

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         PerkinElmer, Inc., a Massachusetts corporation, is filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission its press release dated December 28, 2002 announcing that it has accepted for payment $378,709,750 aggregate principal amount at maturity of its Zero Coupon Convertible Debentures due August 7, 2020, pursuant to its cash tender offer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated December 28, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PERKINELMER, INC.


Date: December 30, 2002                  By: /s/ Robert F. Friel
                                             ------------------------
                                             Robert F. Friel
                                             Senior Vice President and
                                             Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated December 28, 2002.



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